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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2001

                         MAGELLAN HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-6639                    58-1076937
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


  6950 COLUMBIA GATEWAY DRIVE, SUITE 400, COLUMBIA, MD          21046
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (410) 953-1000




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ITEM 2. DISPOSITION OF ASSETS

         This Form 8-K and other statements issued or made from time to time by Magellan Health Services, Inc. or its representatives (the "Company") contain statements which may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of Magellan and members of its management team, as well as the assumptions on which such statements are based. Words or phrases such as "should result," "are expected to," "anticipate," "estimate", "project" or similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements contain such phrases. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth under the heading "Cautionary Statements" in Item 1 of Magellan's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, which information is hereby incorporated by reference in this Form 8-K. Magellan undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

         On March 9, 2001, the Company consummated the sale of the stock of National Mentor, Inc. ("Mentor"), its human services business segment, to an entity formed by the management of Mentor and Madison Dearborn Partners, a private equity investment firm. The Company received approximately $113 million in consideration, net of approximately $2 million of transaction costs. The Company received approximately $103 million in cash and $10 million is in the form of interest bearing notes. In addition, the Company has maintained certain other liabilities amounting to approximately $3 million. Approximately $50 million of the proceeds were used to retire term loans, as required by the company's Credit Agreement, with the remainder used to reduce amounts outstanding under its revolving facility.

ITEM 7(b)  UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma consolidated financial information for the Company is included herein:

          1) Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 2000
          2) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended December 31, 2000; and
          3) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended September 30, 2000.

         The unaudited Pro Forma Consolidated Financial Information set forth below is based on the historical presentation of the consolidated financial statements of the Company and the historical operating results of Mentor. The Unaudited Pro Forma Consolidated Balance Sheet at December 31, 2000, gives effect to the sale of Mentor as if it had occurred on December 31, 2000. The Unaudited Pro Forma Consolidated Statements of Operations for the three months ended December 31, 2000 and the fiscal year ended September 30, 2000 give effect to the Mentor sale as if it had occurred October 1, 1999. The Unaudited Pro Forma Consolidated Financial Information and the notes thereto should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company, and Management's Discussion and Analysis of Financial Condition and Results of Operations that appear in the Company's Annual Report on Form 10K for the fiscal year ended September 30, 2000 and in the Company's quarterly report on Form 10Q for the quarterly period ended December 31, 2000, which are incorporated herein by reference.


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                 MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                PRO FORMA       PRO FORMA
                                                                             AS REPORTED       ADJUSTMENTS     CONSOLIDATED
                                                                             -----------       ------------    ------------
                                   ASSETS
Current assets:
   Cash and cash equivalents................................................ $   27,994        $ (10,192)(A)    $   71,092
                                                                                                  53,290 (B)
   Accounts receivable, net.................................................    158,572          (34,632)(A)       123,940
   Restricted cash and investments..........................................    101,378               --           101,378
   Refundable income taxes..................................................      3,012               --             3,012
   Other current assets.....................................................     16,650           (1,059)(A)        15,591
                                                                             -----------       ------------    ------------
        Total current assets................................................    307,606            7,407           315,013
Property and equipment, net.................................................    106,288          (16,018)(A)        90,270
Deferred income taxes.......................................................     95,826               --            95,826
Investments in unconsolidated subsidiaries..................................      9,431               --             9,431
Other long-term assets......................................................     12,241           (1,005)(A)        21,236
                                                                                     --           10,000 (B)            --
Goodwill, net...............................................................  1,056,416          (74,060)(A)       982,356
Other intangible assets, net................................................    147,980               --           147,980
                                                                             -----------       ------------    ------------
                                                                             $1,735,788        $ (73,676)       $1,662,112
                                                                             ===========       ============    ============
                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable......................................................... $   36,312        $  (5,598)(A)    $   30,714
   Accrued liabilities......................................................    150,909          (19,692)(A)       134,217
                                                                                                   3,000 (B)
   Medical claims payable...................................................    220,562               --           220,562
   Current maturities of long-term debt and capital lease obligations.......     34,771               --            34,771
                                                                             -----------       ------------    ------------
        Total current liabilities...........................................    442,554          (22,290)          420,264
                                                                             -----------       ------------    ------------
Long-term debt and capital lease obligations................................  1,017,703          (50,179)(B)       967,524
                                                                             -----------       ------------    ------------
Deferred credits and other long-term liabilities............................     81,729           (1,207)(A)        80,522
                                                                             -----------       ------------    ------------
Minority interest...........................................................        430               --               430
                                                                             -----------       ------------    ------------
Commitments and contingencies
Redeemable preferred stock..................................................     59,066               --            59,066
                                                                             -----------       ------------    ------------
        Stockholders' equity................................................    134,306               --           134,306
                                                                             -----------       ------------    ------------
                                                                             $1,735,788        $ (73,676)       $1,662,112
                                                                             ===========       ============    ============


 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

                 MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED DECEMBER 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)





                                                                                              PRO FORMA        PRO FORMA
                                                                             AS REPORTED      ADJUSTMENT      CONSOLIDATED
                                                                             -----------      ----------      ------------
Net revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  445,926       $       -        $   445,926
  Costs and expenses:
  Salaries, cost of care and other operating expenses . . . . . . . . . .       374,812               -            374,812
  Equity in earnings of unconsolidated subsidiaries . . . . . . . . . . .          (231)              -               (231)
  Depreciation and amortization . . . . . . . . . . . . . . . . . . . . .        17,303               -             17,303
  Interest, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,582          (1,532)(C)         21,750
                                                                                                   (300)(D)
  Special charges . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,340               -              3,340
                                                                             -----------      ----------      ------------
                                                                                418,806          (1,832)           416,974
                                                                             -----------      ----------      ------------
Income (loss) from continuing operations before provision for
  (benefit from) income taxes and minority interest . . . . . . . . . . .        27,120           1,832             28,952
Provision for (benefit from) income taxes . . . . . . . . . . . . . . . .        13,260             733(E)          13,993
                                                                             -----------      ----------      ------------
Income (loss) from continuing operations before minority interest . . . .        13,860           1,099             14,959
Minority interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1)              -                 (1)
                                                                             -----------      ----------      ------------
Income (loss) from continuing operations. . . . . . . . . . . . . . . . .      $ 13,861      $    1,099         $   14,960
                                                                             ===========     ===========      ============
Average number of common shares outstanding -- basic. . . . . . . . . . .        32,648                             32,648
                                                                             ===========                      ============
Average number of common shares outstanding -- diluted. . . . . . . . . .        39,778                             39,778
                                                                             ===========                      ============
Income (loss) per common share -- basic:
  Income (loss) from continuing operations. . . . . . . . . . . . . . . .      $   0.39                         $     0.42
                                                                             ===========                      ============
Income per common share -- diluted:
  Income (loss) from continuing operations. . . . . . . . . . . . . . . .      $   0.35                         $     0.38
                                                                             ===========                      ============


 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

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                 MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                         DISCONTINUED
                                                                           OPERATIONS                                 PRO FORMA
                                                                          RESTATEMENT     RESTATED      PRO FORMA     RESTATED
                                                            AS REPORTED  ADJUSTMENT(F)  CONSOLIDATED   ADJUSTMENTS   CONSOLIDATED
                                                            -----------  ------------   ------------   -----------   ------------

Net revenue . . . . . . . . . . . . . . . . . . . . . . . . $ 1,873,554  $ (218,453)     $ 1,655,101    $        -      $1,655,101

Costs and expenses:
  Salaries, cost of care and other operating expenses . . .   1,652,582  $ (196,332)     $ 1,456,250              -      1,456,250
  Equity in earnings of unconsolidated subsidiaries . . . .      (9,792)          -           (9,792)             -         (9,792)
  Depreciation and amortization . . . . . . . . . . . . . .      75,413      (7,152)          68,261              -         68,261
  Interest, net . . . . . . . . . . . . . . . . . . . . . .      97,286           -           97,286         (7,406)(C)     88,680
                                                                                                             (1,200)(D)
  Special charges . . . . . . . . . . . . . . . . . . . . .      25,398           -           25,398              -          25,398
                                                            -----------   ------------   ------------   -----------     -----------
                                                              1,840,887    (203,484)       1,637,403         (8,606)     1,628,797
                                                            -----------   ------------   ------------   -----------     -----------
Income (loss) from continuing operations before
  provision for (benefit from) income taxes
  and minority interest . . . . . . . . . . . . . . . . . .      32,667     (14,969)          17,698          8,606         26,304
Provision for (benefit from) income taxes . . . . . . . . .      15,478      (5,987)           9,491          3,442(E)      12,933
                                                            -----------   ------------   ------------   -----------     -----------
Income (loss) from continuing operations before minority         17,189      (8,982)           8,207          5,164         13,371
  interest. . . . . . . . . . . . . . . . . . . . . . . . .
Minority interest . . . . . . . . . . . . . . . . . . . . .         114           -              114                           114
                                                            -----------   ------------   ------------   -----------     -----------
Income (loss) from continuing operations. . . . . . . . . .  $   17,075  $   (8,982)     $     8,093    $     5,164     $    13,257
                                                            ===========   ============   ============   ===========     ===========
Average number of common shares outstanding -- basic. . . .      32,144                       32,144                        32,144
                                                            ===========                  ============                   ===========
Average number of common shares outstanding -- diluted. . .      32,386                       32,386                        32,386
                                                            ===========                  ============                   ===========
Income (loss) per common share -- basic:
  Income (loss) from continuing operations. . . . . . . . .  $     0.41                  $      0.13                     $    0.29
                                                            ===========                  ============                   ===========
Income per common share -- diluted:
  Income (loss) from continuing operations. . . . . . . . . $      0.41                  $      0.13                     $    0.29
                                                            ===========                  ============                   ===========


 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     A.   ProForma adjustment to remove assets and liabilities of Mentor.

     B. ProForma adjustment to record Mentor sale transaction. This includes the following: (i) receipt of $103 million of cash; (ii) retirement of approximately $50 million of term loans under the Company's Credit Agreement (iii) receipt of $10 million of 12% Subordinated Promissory Note; and (iv) assumption of $3 million other liabilities.

     C. Pro Forma interest reduction resulting from the use of sale proceeds to reduce outstanding Term Loans and amounts outstanding under the Company's Revolving Facility as if the transaction was consummated on October 1, 1999. In the calculation of Pro Forma interest, the Company applied 50% of the net cash proceeds from the sale to the Term Loans in accordance with the terms of the Company's Credit Agreement. With regards to the Revolving Facility, the calculation of Pro Forma interest is based on the monthly balance outstanding under the Company's Revolving Facility up to a maximum balance of approximately $50 million per month which represents the remaining proceeds. The Company used its average actual quarterly borrowing rates under the Credit Agreement to compute the pro forma interest reduction. These rates varied between 7.65% and 10.79%.

     D. Pro Forma interest income is related to the $10 million 12% Subordinated Promissory Note the Company received in conjunction with the Mentor transaction as if the Company received such notes on October 1, 1999.

     E. Income taxes on Pro Forma adjustments reflects the Company's combined Federal and State rate of approximately 40%.

     F. The Company has accounted for the sale of Mentor under Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"). APB 30 requires that the results of continuing operations be reported separately from those of discontinued operations for all periods presented and that any gain or loss from disposal of a segment of a business be reported in conjunction with the related results of discontinued operations. Accordingly, the Company has restated its results of operations for all prior periods. The restated condensed consolidated financial information for the fiscal year ended September 30, 2000 is based upon the audited financial statements set forth in the Company's Annual Report filed on Form 10-K.

          The Unaudited ProForma Condensed Financial Information as of and for the three months ended December 31, 2000 is based upon the unaudited financial statements set forth in the Company's quarterly report filed on form 10-Q. These financial statements reflect Mentor as a discontinued operation in accordance with Emerging Issues Task Force No. 95-18 - "Accounting and Reporting for a Discontinued Business Segment When the Measurement Date Occurs after the Balance Sheet Date but before the Issuance of Financial Statements". Accordingly no restatement adjustment is required for the three months ended December 31, 2000.


                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2001

                                            MAGELLAN HEALTH SERVICES, INC.



                                               ---------------------------------
                                            By: Thomas C. Hofmeister
                                                Senior Vice President and
                                                Chief Accounting Officer


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